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                                                                     Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Post Effective Amendment No. 2 to the Registration Statement (Form S-3 No. 33-42998) of American Airlines, Inc., and in the related Prospectus, of our report dated January 15, 1996, with respect to the consolidated financial statements and schedules of American Airlines, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1995.

                                            ERNST & YOUNG LLP

Dallas, Texas
March 20, 1996